Exhibit 99.906 CERT

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, J. Garrett Stevens, the Principal Executive Officer of the Exchange Traded Concepts Trust (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended October 31, 2024, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 31, 2024

/s/ J. Garrett Stevens
J. Garrett Stevens
Principal Executive Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Christopher W. Roleke, the Principal Financial Officer of the Exchange Traded Concepts Trust (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended October 31, 2024, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 31, 2024

/s/ Christopher W. Roleke
Christopher W. Roleke
Principal Financial Officer